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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-2 of Datum Inc. of our report dated December 12, 1994 relating to the financial statements of Ball Efratom (A unit of Ball Corporation), which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP



Indianapolis, Indiana


March 5, 1997